UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2020

AVALARA, INC.

(Exact name of Registrant as Specified in Its Charter)

Washington	001-38525	91-1995935
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

255 South King Street, Suite 1800 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (206) 826-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	AVLR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Asset Purchase Agreement

On November 5, 2020, Avalara, Inc., a Washington corporation (“Avalara”), entered into an Asset Purchase Agreement (the “Purchase Agreement”) with Business Licenses LLC, a New York limited liability company (“Business Licenses”), pursuant to which Avalara acquired substantially all the assets of Business Licenses, a leading provider of license content, software, management, and services that automate and streamline business license compliance for companies of all sizes (the “Acquisition”). The Acquisition was consummated on November 5, 2020.

The aggregate purchase price for substantially all the assets of Business Licenses is approximately $97.0 million, subject to certain working capital and other adjustments (the “Aggregate Consideration”), which will be paid in cash. Approximately $11.4 million of the purchase price will be paid to Business Licenses’ shareholders in 18 months, subject to reduction for certain indemnification obligations. Up to $20.7 million will be paid, in shares of the Company’s common stock, to Business Licenses’ shareholders following the achievement of certain Business Licenses performance metrics during the next four years. Each of Avalara and Business Licenses have made customary representations, warranties, covenants, and indemnities in connection with the Acquisition.

The foregoing descriptions of the Purchase Agreement and the Acquisition do not purport to be complete and are qualified in their entirety by reference to the Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement contains representations and warranties that the parties made to each other as of specific dates. The assertions embodied in those representations and warranties were made solely for purposes of the Purchase Agreement and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating the terms of the Purchase Agreement. In addition, such representations and warranties: (i) may not be accurate or complete as of any specified date; (ii) are modified and qualified in important part by the underlying disclosure schedules; (iii) may be subject to a contractual standard of materiality different from those generally applicable to investors; or (iv) may have been used for the purpose of allocating risk among the parties to the Purchase Agreement, rather than establishing matters as facts. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in Avalara’s public disclosures. For the foregoing reasons, the representations and warranties should not be relied upon as statements of factual information.

Item 2.01	Completion of Acquisition or Disposition of Assets.

The information regarding the Purchase Agreement and the Acquisition set forth in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On November 5, 2020, Avalara issued a press release announcing the execution of the Purchase Agreement, a copy of which is furnished as Exhibit 99.1.

The information set forth in or incorporated by reference into this Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

NOTE REGARDING FORWARD LOOKING STATEMENTS

Any statements in this Current Report on Form 8-K or any exhibit hereto about future expectations, plans, and prospects for Avalara, including statements about Avalara’s future expectations, beliefs, goals, plans, or prospects with respect to the Acquisition, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. In some cases you can identify forward-looking statements because they contain words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “likely,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” or similar expressions and the negatives of those terms.

These forward-looking statements involve risks, uncertainties, and assumptions that could cause actual performance or results to differ materially from those expressed or suggested by the forward-looking statements. If any of these risks or uncertainties materialize, or if any of Avalara’s assumptions prove incorrect, its actual results could differ materially from the results expressed or implied by these forward-looking statements. These risks and uncertainties include risks associated with: Avalara’s ability to successfully integrate Business Licenses into its business; Avalara’s ability to sustain its revenue growth rate, to achieve or maintain profitability, and to effectively manage its anticipated growth; and the risks described in the other filings Avalara makes with the Securities and Exchange Commission from time to time, including the risks described under the heading “Risk Factors” in Avalara’s Annual Report on Form 10-K for the year ended December 31, 2019 and subsequent quarterly reports on Form 10-Q, and which should be read in conjunction with its financial results and forward-looking statements. All forward-looking statements in this Current Report on Form 8-K or any exhibit hereto are based on information available to Avalara as of the date hereof, and it does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Asset Purchase Agreement, dated November 5, 2020, by and among Avalara, Inc. and Business Licenses, LLC*

99.1	Press release issued by Avalara, Inc. on November 5, 2020

104	The cover page of this Current Report on Form 8-K, formatted in inline XBRL

*

Certain exhibits and schedules to the Asset Purchase Agreement have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K. Registrant will furnish copies of such schedules to the Securities and Exchange Commission upon request by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVALARA, INC.

Date: November 5, 2020	By:	/s/ Alesia L. Pinney
Alesia L. Pinney
Executive Vice President, Chief Legal Officer, and Secretary